UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 19, 2022, DT Midstream, Inc. (the “Company”) entered into a First Incremental Revolving Facility Amendment and Amendment No. 1 to Credit Agreement and Collateral Agreement (the “Amendment”) by and among the Company, as borrower, the lenders and letter of credit issuers party thereto and Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent” and together with the Administrative Agent, the “Agent”). The Amendment amends (i) that certain Credit Agreement, dated as of June 24, 2021 (as amended by the Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Agent and the lenders and letter of credit issuers party thereto and (ii) that certain Guaranty and Collateral Agreement, dated as of June 24, 2021, among the Company and the guarantors party thereto in favor of the Collateral Agent.

Pursuant to the Amendment, among other things, (i) the Company established an incremental revolving facility in the Amended Credit Agreement in the form of an incremental increase to its revolving commitments thereunder in an amount equal to $250,000,000, thereby increasing the aggregate revolving commitments under the Amended Credit Agreement to $1,000,000,000, (ii) extended the Revolving Maturity Date to October 19, 2027, (iii) replaced the interest rate provisions related to the Revolving Facility from Eurodollar Rate to Term SOFR and (iv) incorporated various amendments, including amendments to pricing, guarantee and collateral provisions, that will become effective upon the occurrence of an Investment Grade Event. Terms used herein but not defined herein have the meanings assigned to them in the Amended Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment and the Amended Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Description

10.1	First Incremental Revolving Facility Amendment and Amendment No. 1 to Credit Agreement and Collateral Agreement, by and among DT Midstream, Inc., the lenders and letter of credit issuers party thereto and Barclays Bank PLC, as administrative agent and collateral agent, dated as of October 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022

DT MIDSTREAM, INC. (Registrant)
by
/s/ Jeffrey Jewell
Name: Jeffrey Jewell
Title: Chief Financial Officer